FORM 8-K

                                   CURRENT REPORT

                         Pursuant to Section 13 or 15(d) of
                        the Securities Exchange Act of 1934

                         Date of Report: February 10, 2000

                                  BORGWARNER INC.
                      (formerly Borg-Warner Automotive, Inc.)
               (Exact name of registrant as specified in its charter)

Delaware                      1-12162                            13-3404508
(State of Incorporation)(Commission File No.)(I.R.S.Employer IdentificationNo.)

                 200 South Michigan Avenue, Chicago, Illinois 60604
                      (address of principal executive offices)

          Registrant's telephone number, including area code: 312/322-8500


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Item 5. Other Events

     On February 10, 2000, Borg-Warner Automotive, Inc. announced that it changed its name to BorgWarner Inc. The information contained in the press release is incorporated herein by reference.

Item 7. Financial Statements and Exhibits

     (c)  Exhibits

          99.1 BorgWarner Inc. Press Release dated February 10, 2000.

Signatures

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the under-signed, hereunto duly authorized.

                                   BORGWARNER INC.



                                   By: /s/ Vincent M. Lichtenberger
                                        ----------------------------
                                        Vincent M. Lichtenberger
                                        Assistant Secretary


Dated: February 10, 2000

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                                   EXHIBIT INDEX



99.1 BorgWarner Inc. Press Release dated February 10, 2000.